Exhibit 99.2

4 Q Supplemental 2020

3 COMPANY OVERVIEW Company Information    3 FINANCIAL INFORMATION Reconciliation of Net Income to Funds from Operations    6 6    Debt Summary    7 Debt Maturity Schedule    8 Pro Forma Net Debt /Annualized Adjusted EBITDA    9 PORTFOLIO INFORMATION Lease and Loan Maturity Schedule    10 10    Total Pro Forma Gross Assets and Adjusted Revenue                by Asset Type, Operator, State and Country    11    EBITDARM to Rent Coverage    14    Summary of Acquisitions and Development Projects    16 FINANCIAL STATEMENTS Consolidated Statements of Income    17 17    Consolidated Balance Sheets    18 Unconsolidated Joint Venture Investments    19 FORWARD-LOOKING STATEMENTS Forward-looking statements involve known and unknown risks, mental and other liabilities; potential impact from COVID-19 on our tenants/ uncertainties and other factors that may cause the actual results of the borrowers and the related impact to us; and other factors affecting the real Company or future events to differ materially from those expressed estate industry generally or healthcare real estate in particular. For further in or underlying such forward-looking statements, including without discussion of the factors that could affect outcomes, please refer to the “Risk limitation: Normalized FFO per share; expected payout ratio; the amount Factors” section of the Company’s Annual Report on Form 10-K for the year of acquisitions of healthcare real estate, if any; estimated debt metrics; ended December 31, 2019, and as updated by the Company’s subsequently portfolio diversification; capital markets conditions; the repayment of filed Quarterly Reports on Form 10-Q and other SEC filings. Except as otherwise debt arrangements; statements concerning the additional income to the required by the federal securities laws, the Company undertakes no obligation Company as a result of ownership interests in certain hospital operations to update the information in this report. and the timing of such income; the payment of future dividends, if any; completion of additional debt arrangement and additional investments; Certain information in the supplemental package is shown pro forma for the national and international economic, business, real estate and other transactions completed subsequent to year end and the consummation of market conditions; the competitive environment in which the Company pending transactions. The pro forma adjustments are based upon available operates; the execution of the Company’s business plan; financing risks; information and assumptions that we believe are reasonable. There is no assur-the Company’s ability to maintain its status as a REIT for federal income ance that the pending transactions will occur. tax purposes; acquisition and development risks; potential environ- Clinica Ars Medica, an acute care facility in Switzerland. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2020 2

COMPANY OVERVIEW Medical Properties Trust, Inc. is a self-advised MPT’s financing model facilitates acquisitions real estate investment trust formed in and recapitalizations and allows operators 2003 to acquire and develop net-leased hospital of hospitals to unlock the value of their real facilities. From its inception in Birmingham, estate assets to fund facility improvements, Alabama, the Company has grown to become one technology upgrades and other investments of the world’s largest owners of hospitals. in operations. 431 50 ~43,000 33 9 properties operators beds U. S. states countries MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2020 3

COMPANY OVERVIEW MPT OFFICERS: From the Left:    Charles R. Lambert, Rosa H. Hooper, R. Lucas Savage, Edward K. Aldag, Jr., R. Steven Hamner, Emmett E. McLean and J. Kevin Hanna. Officers Edward K. Aldag, Jr.    Chairman, President and Chief Executive Officer R. Steven Hamner    Executive Vice President and Chief Financial Officer Emmett E. McLean    Executive Vice President, Chief Operating Officer and Secretary J. Kevin Hanna    Vice President, Controller and Chief Accounting Officer Rosa H. Hooper    Vice President, Managing Director of Asset Management and Underwriting R. Lucas Savage    Vice President, Head of Global Acquisitions Charles R. Lambert    Vice President, Treasurer and Managing Director of Capital Markets Board of Directors Corporate Headquarters Edward K. Aldag, Jr. G. Steven Dawson Medical Properties Trust, Inc. R. Steven Hamner 1000 Urban Center Drive, Suite 501 Caterina A. Mozingo Birmingham, AL 35242 Elizabeth N. Pitman (205) 969-3755 D. Paul Sparks, Jr. Michael G. Stewart (205) 969-3756 (fax) C. Reynolds Thompson, III www.medicalpropertiestrust.com MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2020 4

COMPANY OVERVIEW

INVESTOR RELATIONS

Drew Babin

Senior Managing Director of Corporate Communications
(646) 884-9809 dbabin@medicalpropertiestrust.com

Tim Berryman

Managing Director of Investor Relations
(205) 397-8589 tberryman@medicalpropertiestrust.com

Transfer Agent

American Stock Transfer and Trust Company

6201 15th Avenue
Brooklyn, NY 11219

Stock Exchange Listing and Trading Symbol

MPW LISTED NYSE

New York Stock Exchange (NYSE): MPW

Senior Unsecured Debt Ratings

Moody's – Ba1
Standard & Poor's – BBB-



Saint Luke's
COMMUNITY HOSPITAL

Above: Saint Luke's Community Hospital operated by Saint Luke's Health System in Shawnee, Kansas.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2020

5

FINANCIAL INFORMATION

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

(Unaudited)

(Amounts in thousands, except per share data)

	For the Three Months Ended		For the Twelve Months Ended	
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
FFO INFORMATION:				
Net income attributable to MPT common stockholders	$ 109.884	$ 129.638	$ 431.450	$ 374.684
Participating securities' share in earnings	(719)	(954)	(2,105)	(2,308)
Net income, less participating securities' share in earnings	**$ 109,165**	**$ 128,684**	**$ 429,345**	**$ 372,376**
Depreciation and amortization	83,327	53,497	306,493	183,921
Loss (gain) on sale of real estate	130	(41,498)	2,833	(41,560)
Real estate impairment charges	-	21,031	19,006	21,031
Funds from operations	**$ 192,622**	**$ 161,714**	**$ 757,677**	**$ 535,768**
Write-off of straight-line rent and other	(683)	12,943	26,415	22,447
Non-cash fair value adjustments	612	(4,636)	9,642	(6,908)
Tax rate change	(366)	-	9,295	-
Debt refinancing and unutilized financing costs	27,569	1,233	28,180	6,106
Normalized funds from operations	**$ 219,754**	**$ 171,254**	**$ 831,209**	**$ 557,413**
Share-based compensation	12,554	10,069	47,154	32,188
Debt costs amortization	3,548	2,761	13,937	9,675
Rent deferral, net	1,267	-	(11,393)	-
Straight-line rent revenue and other	(71,659)	(48,836)	(238,687)	(145,598)
Adjusted funds from operations	**$ 165,464**	**$ 135,248**	**$ 642,220**	**$ 453,678**
PER DILUTED SHARE DATA:				
Net income, less participating securities' share in earnings	$ 0.20	$ 0.26	$ 0.81	$ 0.87
Depreciation and amortization	0.16	0.11	0.57	0.43
Loss (gain) on sale of real estate	-	(0.08)	0.01	(0.10)
Real estate impairment charges	-	0.04	0.04	0.05
Funds from operations	**$ 0.36**	**$ 0.33**	**$ 1.43**	**$ 1.25**
Write-off of straight-line rent and other	-	0.03	0.05	0.05
Non-cash fair value adjustments	-	(0.01)	0.02	(0.01)
Tax rate change	-	-	0.02	-
Debt refinancing and unutilized financing costs	0.05	-	0.05	0.01
Normalized funds from operations	**$ 0.41**	**$ 0.35**	**$ 1.57**	**$ 1.30**
Share-based compensation	0.02	0.02	0.09	0.08
Debt costs amortization	0.01	0.01	0.02	0.02
Rent deferral, net	-	-	(0.02)	-
Straight-line rent revenue and other	(0.13)	(0.11)	(0.45)	(0.34)
Adjusted funds from operations	**$ 0.31**	**$ 0.27**	**$ 1.21**	**$ 1.06**

Notes:

(A) Certain line items above (such as depreciation and amortization) include our share of such income/expense from unconsolidated joint ventures. These amounts are included with the activity of all of our equity interests in the "Earnings from equity interests" line on the consolidated statements of income.

(B) Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or NAREIT, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) non-cash revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2020 6

FINANCIAL INFORMATION DEBT SUMMARY (As of December 31, 2020) ($ amounts in thousands) Debt Instrument Rate Type Rate Balance 2024 Credit Facility Revolver (A) Variable 1.280% $                165,407 2026 Term Loan (A) Variable 1.650%                200,000 4.000% Notes Due 2022 (€500M) (B) Fixed 4.000%                610,800 2.550% Notes Due 2023 (£400M) (B) Fixed 2.550%                546,800 (B) (C) 2024 AUD Term Loan (AUD$1.2B) Fixed 2.450%                923,280 3.325% Notes Due 2025 (€500M) (B) Fixed 3.325%                610,800 (B) Fixed (D) 1.949%                956,900 2025 GBP Term Loan (£700M) 5.250% Notes Due 2026 Fixed 5.250%                500,000 5.000% Notes Due 2027 Fixed 5.000%                1,400,000 3.692% Notes Due 2028 (£600M) (B) Fixed 3.692%                820,200 4.625% Notes Due 2029 Fixed 4.625%                900,000 3.500% Notes Due 2031 Fixed 3.500%                1,300,000 $                8,934,187 Debt issuance costs and discount                (68,729) Weighted average rate 3.571% $                8,865,458 RATE TYPE AS PERCENTAGE OF TOTAL DEBT Variable 4.1% Fixed 95.9% (A) On January 15, 2021, we amended and restated our $1.3 billion revolving credit agreement and $200 million term loan agreement, extending maturities to 2024 and 2026, respectively. (B) Non-USD denominated debt converted to U.S. dollars at December 31, 2020. (C) We entered into an interest rate swap transaction, effective July 3, 2019, to fix the interest rate to 2.450% for the duration of the loan. (D) We entered into an interest rate swap transaction, effective March 6, 2020, to fix the interest rate to 1.949% for the duration of the loan. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2020 7

FINANCIAL INFORMATION

DEBT MATURITY SCHEDULE

($ amounts in thousands)

Debt Instrument	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031
2024 Credit Facility Revolver	$ -	$ -	$ -	$ 165,407	$ -	$ -	$ -	$ -	$ -	$ -	$ -
2026 Term Loan	-	-	-	-	-	200,000	-	-	-	-	-
4.000% Notes Due 2022 (€500M) (A)	-	610,800	-	-	-	-	-	-	-	-	-
2.550% Notes Due 2023 (£400M) (A)	-	-	546,800	-	-	-	-	-	-	-	-
2024 AUD Term Loan (AUD$1.2B) (A)	-	-	-	923,280	-	-	-	-	-	-	-
3.325% Notes Due 2025 (€500M) (A)	-	-	-	-	610,800	-	-	-	-	-	-
2025 GBP Term Loan (£700M) (A)	-	-	-	-	956,900	-	-	-	-	-	-
5.250% Notes Due 2026	-	-	-	-	-	500,000	-	-	-	-	-
5.000% Notes Due 2027	-	-	-	-	-	-	1,400,000	-	-	-	-
3.692% Notes Due 2028 (£600M) (A)	-	-	-	-	-	-	-	820,200	-	-	-
4.625% Notes Due 2029	-	-	-	-	-	-	-	-	900,000	-	-
3.500% Notes Due 2031	-	-	-	-	-	-	-	-	-	-	1,300,000
	$ -	$ 610,800	$ 546,800	$ 1,088,687	$ 1,567,700	$ 700,000	$ 1,400,000	$ 820,200	$ 900,000	$ -	$ 1,300,000



$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$-
$610,800
$546,800
$1,088,687
$1,567,700
$700,000
$1,400,000
$820,200
$900,000
$-
$1,300,000
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2024 Credit Facility Revolver
2026 Term Loan
4.000% Notes Due 2022
2.550% Notes Due 2023
2024 AUD Term Loan
3.325% Notes Due 2025
2025 GBP Term Loan
5.250% Notes Due 2026
5.000% Notes Due 2027
3.692% Notes Due 2028
4.625% Notes Due 2029
3.500% Notes Due 2031

(A) Non-USD denominated debt converted to U.S. dollars at December 31, 2020.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2020

8

FINANCIAL INFORMATION PRO FORMA NET DEBT / ANNUALIZED ADJUSTED EBITDA

(Unaudited) (Amounts in thousands) For the Three Months Ended December 31, 2020 Net income attributable to MPT common stockholders $                109,884 Pro forma adjustments for investment activity (A) 34,961 Pro forma net income $                144,845 Add back: Interest (B) 84,148 Depreciation and amortization (B) 82,084 Share-based compensation 12,554 Loss on sale of real estate                130 Debt refinancing and unutilized financing costs 27,569 Write-off of straight-line rent and other                (683) Non-cash fair value adjustments                612 Income tax (B) 6,889

4Q 2020 Pro forma adjusted EBITDA $ 358,148 Annualization $ 1,432,592 Total debt $                8,865,458 Pro forma changes to net debt after December 31, 2020 (A) 204,903 Pro forma net debt $ 9,070,361 Pro forma net debt / annualized adjusted EBITDA 6.3x (A) Reflects our investments in 2021, including our investment in approximately 40 facilities in the United Kingdom on January 19, 2021, and a full quarter impact of our mid-Q4 2020 investments, building improvements, loan paydowns and disposals. (B) Includes our share of interest, real estate depreciation and income tax expense from unconsolidated joint ventures. Investors and analysts following the real estate industry utilize net debt (debt less cash) to EBITDA (net income before interest expense, income taxes, depreciation and amortization) as a measurement of leverage that shows how many years it would take for us to pay back our debt, assuming net debt and EBITDA are held constant. The table above considers the pro forma effects on net debt and EBITDA from investments and capital transactions that were either completed during the period or disclosed as firm commitments, assuming such transactions were consummated/fully funded as of the beginning of the period. In addition, we show EBITDA adjusted to exclude share-based compensation, gains or losses on real estate and other dispositions, debt refinancing or similar charges, and impairment or other non-cash charges to derive Pro forma Annualized Adjusted EBITDA, which is a non-GAAP measure. We believe Pro forma Net Debt and Pro forma Annualized Adjusted EBITDA are useful to investors and analysts as they allow for a more current view of our credit quality and allow for the comparison of our credit strength between periods and to other real estate companies without the effect of items that by their nature are not comparable from period to period. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2020 9

PORTFOLIO INFORMATION LEASE AND LOAN MATURITY SCHEDULE (A) ($ amounts in thousands) (B) (C) (D) Percentage of Total Years of Maturities Total Properties Base Rent/Interest Base Rent/Interest 2021 1 $ 2,250 0.2% 2022                16 55,622 4.6% 2023                 4 13,748 1.1% 2024                 1 2,731 0.2% 2025                 7 17,225 1.4% 2026                 2 8,850 0.7% 2027                 1 3,183 0.3% 2028                 4 5,591 0.5% 2029                12 44,854 3.7% 2030                 5 4,509 0.4% Thereafter                356                1,046,041 86.9% 409 $ 1,204,604 100.0% Percentage of total base rent/interest 100% 86.9% 90% 80% 70% 60% 50% 40% 30% 20% 10% 4.6% 3.7% 0.2% 1.1% 0.2% 1.4% 0.7% 0.3% 0.5% 0.4% 0% (A) Schedule includes leases and mortgage loans. (B) Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal options provided for in our agreements. (C) Reflects all properties, including those that are part of joint ventures and the properties acquired in the Priory Group transaction announced January 6, 2021; excludes vacant properties representing approximately 1% of total pro forma gross assets and two facilities that are under development. (D) Represents base rent/interest income on an annualized basis but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues). MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2020 10

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ADJUSTED REVENUE BY ASSET TYPE

(December 31, 2020)

($ amounts in thousands)

	Pro Forma		Adjusted	
Asset Types	Total Gross Assets (A)	Percentage of Total Gross Assets	2020 Revenue (B)	Percentage of 2020 Revenue
General Acute Care Hospitals	$ 15,112,727	74.0%	$ 1,128,073	83.3%
Inpatient Rehabilitation Hospitals	2,179,370	10.7%	167,236	12.3%
Behavioral Health Facilities	1,710,205	8.4%	11,894	0.9%
Long-Term Acute Care Hospitals	335,870	1.6%	33,842	2.5%
Freestanding ER/Urgent Care Facilities	298,670	1.4%	13,951	1.0%
Other	792,739	3.9%	-	-
Total	$ 20,429,581	100.0%	$ 1,354,996	100.0%

DOMESTIC PRO FORMA GROSS ASSETS BY ASSET TYPE



3%
3%
1%
7%
6%
80%
General Acute Care Hospitals
Inpatient Rehabilitation Hospitals
Behavioral Health Facilities
Long-Term Acute Care Hospitals
Freestanding ER/Urgent Care Facilities
Other

DOMESTIC ADJUSTED REVENUE BY ASSET TYPE



1%
4%
1%
8%
86%

TOTAL PRO FORMA GROSS ASSETS BY ASSET TYPE



2%
1%
4%
8%
11%
74%
General Acute Care Hospitals
Inpatient Rehabilitation Hospitals
Behavioral Health Facilities
Long-Term Acute Care Hospitals
Freestanding ER/Urgent Care Facilities
Other

TOTAL ADJUSTED REVENUE BY ASSET TYPE



1%
3%
1%
12%
83%

(A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all real estate commitments on new investments (including the Priory Group transaction announced on January 6, 2021) and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated February 4, 2021 for reconciliation of total assets to pro forma total gross assets at December 31, 2020.

(B) Reflects actual revenues on our consolidated statement of income along with revenue from properties owned through our unconsolidated joint venture arrangements. See press release dated February 4, 2021 for a reconciliation of actual revenues to adjusted revenues.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2020

11

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ADJUSTED REVENUE BY OPERATOR

(December 31, 2020)

($ amounts in thousands)

	Pro Forma		Adjusted	
Operators	Total Gross Assets (A)	Percentage of Total Gross Assets	2020 Revenue (B)	Percentage of 2020 Revenue
Steward Health Care				
Massachusetts market	$ 1,500,915	7.3%	$ 138,686	10.2%
Utah market	1,260,147	6.2%	106,939	7.9%
Texas/Arkansas/Louisiana market	1,045,982	5.1%	69,662	5.1%
Arizona market	332,239	1.6%	32,910	2.4%
Florida market	215,105	1.1%	16,258	1.2%
Ohio/Pennsylvania market	151,785	0.7%	11,684	0.9%
Circle Health	2,520,019	12.3%	165,136	12.2%
Prospect Medical Holdings	1,597,950	7.8%	153,187	11.3%
Priory Group	1,566,087	7.7%	-	-
MEDIAN	1,261,035	6.2%	90,609	6.7%
45 operators	8,185,578	40.1%	569,925	42.1%
Other	792,739	3.9%	-	-
Total	**$ 20,429,581**	**100.0%**	**$ 1,354,996**	**100.0%**

(A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all real estate commitments on new investments (including the Priory Group transaction announced on January 6, 2021) and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated February 4, 2021 for reconciliation of total assets to pro forma total gross assets at December 31, 2020.

(B) Reflects actual revenues on our consolidated statement of income along with revenue from properties owned through our unconsolidated joint venture arrangements. See press release dated February 4, 2021 for a reconciliation of actual revenues to adjusted revenues.

Note: Our largest facility is less than 3% of total pro forma gross assets.



TOTAL PRO FORMA GROSS ASSETS BY OPERATOR
22%
12%
8%
8%
6%
40%
4%
Steward Health Care
Circle Health
Prospect Medical Holdings
Priory Group
MEDIAN
45 operators
Other



TOTAL ADJUSTED REVENUE BY OPERATOR
28%
12%
11%
7%
42%

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2020 12

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ADJUSTED REVENUE BY U.S. STATE AND COUNTRY

(December 31, 2020)

($ amounts in thousands)

	Pro Forma		Adjusted	
U.S. States and Other Countries	**Total Gross Assets (A)**	**Percentage of Total Gross Assets**	**2020 Revenue (B)**	**Percentage of 2020 Revenue**
Texas	$ 1,923,440	9.4%	$ 110,261	8.1%
Massachusetts	1,506,315	7.4%	139,326	10.3%
California	1,382,663	6.8%	146,705	10.8%
Utah	1,295,329	6.4%	110,781	8.2%
Pennsylvania	864,273	4.2%	78,682	5.8%
28 Other States	3,984,113	19.5%	377,154	27.9%
Other	680,678	3.3%	-	-
United States	**$ 11,636,811**	**57.0%**	**$ 962,909**	**71.1%**
United Kingdom	$ 4,636,634	22.7%	$ 191,519	14.1%
Germany	1,361,019	6.6%	98,612	7.3%
Switzerland	1,177,520	5.7%	25,179	1.9%
Australia	997,878	4.9%	55,874	4.1%
Spain	221,134	1.1%	9,379	0.7%
Other Countries	286,524	1.4%	11,524	0.8%
Other	112,061	0.6%	-	-
International	**$ 8,792,770**	**43.0%**	**$ 392,087**	**28.9%**
Total	**$ 20,429,581**	**100.0%**	**$ 1,354,996**	**100.0%**

(A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all real estate commitments on new investments (including the Priory Group transaction announced on January 6, 2021) and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated February 4, 2021 for reconciliation of total assets to pro forma total gross assets at December 31, 2020.

(B) Reflects actual revenues on our consolidated statement of income along with revenue from properties owned through our unconsolidated joint venture arrangements. See press release dated February 4, 2021 for a reconciliation of actual revenues to adjusted revenues.

TOTAL PRO FORMA GROSS ASSETS BY COUNTRY


1%
1%
<1%
5%
6%
6%
23%
57%
United States
United Kingdom
Germany
Switzerland
Australia
Spain
Other Countries
Other

TOTAL ADJUSTED REVENUE BY COUNTRY


2%
4%
1%
1%
7%
14%
71%

PRO FORMA GROSS ASSETS BY U.S. STATE


3%
9%
7%
7%
7%
4%
20%
Texas
Massachusetts
California
Utah
Pennsylvania
28 Other States
Other

ADJUSTED REVENUE BY U.S. STATE


8%
10%
11%
8%
6%
28%

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2020 13

PORTFOLIO INFORMATION

SAME STORE EBITDARM[(A)] RENT COVERAGE INCLUSIVE OF CARES ACT GRANTS

YOY AND SEQUENTIAL QUARTER COMPARISONS BY PROPERTY TYPE



5.00x
4.00x
3.00x
2.00x
1.00x
0.00x
2.9x
3.5x
2.8x
3.5x
2.1x
2.2x
2.1x
2.2x
1.6x
2.4x
2.2x
2.4x
2.6x
3.1x
2.6x
3.1x
General Acute Care Hospitals
Inpatient Rehabilitation Facilities
Long-Term Acute Care Hospitals
Total Portfolio
Q3 2019 (YoY)
Q3 2020 (YoY)
Q2 2020 (QoQ)
Q3 2020 (QoQ)

STRATIFICATION OF PORTFOLIO EBITDARM RENT COVERAGE

EBITDARM Rent Coverage TTM	Investment (in thousands)		No. of Facilities	Percentage of Investment
Greater than or equal to 4.50x	**$**	**148,266**	**3**	**2.1%**
3.00x - 4.49x	**$**	**-**	**0**	**0.0%**
1.50x - 2.99x	**$**	**99,284**	**6**	**1.4%**
Less than 1.50x	**$**	**13,924**	**3**	**0.2%**
Total Master Leased, Cross-Defaulted and/or with Parent Guaranty: 3.0x	**$**	**6,916,543**	**173**	**96.3%**
General Acute Care Hospitals Master Leased, Cross-Defaulted and/or with Parent Guaranty: 3.4x	$	5,018,086	62	69.8%
Inpatient Rehabilitation Facilities Master Leased, Cross-Defaulted and/or with Parent Guaranty: 2.2x	$	1,664,639	98	23.2%
Long-Term Acute Care Hospitals Master Leased, Cross-Defaulted and/or with Parent Guaranty: 2.4x	$	233,818	13	3.3%



3%
2%
1%
<1%
23%
70%
Greater than or equal to 4.50x
3.00x - 4.49x
1.50x - 2.99x
Less than 1.50x
General Acute Master Lease, Cross-Default or Parent Guaranty
Rehab Master Lease, Cross-Default or Parent Guaranty
LTACH Master Lease, Cross-Default or Parent Guaranty

Notes:

Same Store represents properties with at least 24 months of financial reporting data. Properties that do not provide financial reporting and disposed assets are not included. All data presented is on a trailing twelve month basis.

(A) EBITDARM adjusted for non-recurring items.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2020

14

PORTFOLIO INFORMATION

SAME STORE EBITDARM[(A)] RENT COVERAGE EXCLUDING ALL CARES ACT GRANTS

YOY AND SEQUENTIAL QUARTER COMPARISONS BY PROPERTY TYPE



5.00x
4.00x
3.00x
2.00x
1.00x
0.00x
2.9x
2.0x
2.0x
2.0x
2.1x
2.1x
2.1x
2.1x
1.6x
2.1x
2.0x
2.1x
2.6x
2.0x
2.0x
2.0x
General Acute Care Hospitals
Inpatient Rehabilitation Facilities
Long-Term Acute Care Hospitals
Total Portfolio
Q3 2019 (YoY)
Q3 2020 (YoY)
Q2 2020 (QoQ)
Q3 2020 (QoQ)

STRATIFICATION OF PORTFOLIO EBITDARM RENT COVERAGE

EBITDARM Rent Coverage TTM	Investment (in thousands)		No. of Facilities	Percentage of Investment
Greater than or equal to 4.50x	**$**	**33,266**	**2**	**0.5%**
3.00x - 4.49x	**$**	**115,000**	**1**	**1.6%**
1.50x - 2.99x	**$**	**93,416**	**5**	**1.3%**
Less than 1.50x	**$**	**19,792**	**4**	**0.3%**
Total Master Leased, Cross-Defaulted and/or with Parent Guaranty: 1.9x	**$**	**6,916,543**	**173**	**96.3%**
General Acute Care Hospitals Master Leased, Cross-Defaulted and/or with Parent Guaranty: 1.9x	$	5,018,086	62	69.8%
Inpatient Rehabilitation Facilities Master Leased, Cross-Defaulted and/or with Parent Guaranty: 2.1x	$	1,664,639	98	23.2%
Long-Term Acute Care Hospitals Master Leased, Cross-Defaulted and/or with Parent Guaranty: 2.1x	$	233,818	13	3.3%



3%
<1%
1%
1%
<1%
23%
70%
Greater than or equal to 4.50x
3.00x - 4.49x
1.50x - 2.99x
Less than 1.50x
General Acute Master Lease, Cross-Default or Parent Guaranty
Rehab Master Lease, Cross-Default or Parent Guaranty
LTACH Master Lease, Cross-Default or Parent Guaranty

Notes:
Same Store represents properties with at least 24 months of financial reporting data. Properties that do not provide financial reporting and disposed assets are not included. All data presented is on a trailing twelve month basis.

(A) EBITDARM adjusted for non-recurring items.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2020

15

PORTFOLIO INFORMATION

SUMMARY OF COMPLETED ACQUISITIONS / DEVELOPMENT PROJECTS

(For the twelve months ended December 31, 2020)

(Amounts in thousands)

Operator	Location	Investment [A]	Rent Commencement Date	Acquisition/ Development
Circle Health	United Kingdom	$ 1,973,272	1/8/2020	Acquisition
Surgery Partners	Idaho	108,856	1/21/2020	Development
International JV	N/A	205,000	5/13/2020	Acquisition
Circle Health	United Kingdom	43,759	6/29/2020	Development
Circle Health Rehabilitation	United Kingdom	18,428	6/29/2020	Development
Steward Health Care	Utah	200,000 (B)	7/8/2020	Acquisition
MEDIAN	Germany	14,754	8/5/2020	Acquisition
Circle Health	United Kingdom	38,640	8/7/2020	Acquisition
Prime Healthcare	California	300,000	8/13/2020	Acquisition
International JV	Colombia	135,000	11/17/2020	Acquisition
Royal Marsden NHS Foundation	United Kingdom	70,792	11/25/2020	Acquisition
Curahealth	Texas and Indiana	57,658	12/17/2020	Acquisition
Circle Health	United Kingdom	114,946	12/18/2020	Acquisition
NeuroPsychiatric Hospitals	Texas	25,937	12/18/2020	Development
Swiss Medical Network	Switzerland	233,592 (C)	12/29/2020	Acquisition
Ernest Health	South Carolina	17,036	12/31/2020	Acquisition
		$ 3,557,670		

SUMMARY OF CURRENT INVESTMENT COMMITMENTS

(Amounts in thousands)

Operator	Location	Commitment	Acquisition/ Development
Priory Group	United Kingdom	$ 1,090,400	Acquisition

SUMMARY OF CURRENT DEVELOPMENT PROJECTS AS OF DECEMBER 31, 2020

(Amounts in thousands)

Operator	Location	Commitment	Costs Incurred as of 12/31/2020	Estimated Rent Commencement Date
Ernest Health	California	$ 47,929	$ 19,034	Q4 2021
Ernest Health	California	47,700	11,105	Q1 2022
		$ 95,629	$ 30,139	

(A) Excludes transaction costs, including real estate transfer and other taxes and accounts for the exchange rate as of the acquisition date.

(B) Incremental investment to acquire the fee simple interest of two facilities previously subject to a mortgage loan investment from MPT.

(C) Reflects incremental investment in Infracore SA.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2020

16

FINANCIAL STATEMENTS

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)
(Amounts in thousands, except per share data)

	For the Three Months Ended		For the Twelve Months Ended	
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
REVENUES				
Rent billed	$ 203,034	$ 130,310	$ 741,311	$ 474,151
Straight-line rent	55,184	33,643	158,881	110,456
Income from financing leases	49,081	52,364	206,550	119,617
Interest and other income	26,507	40,121	142,496	149,973
Total revenues	333,806	256,438	1,249,238	854,197
EXPENSES				
Interest	85,190	70,434	328,728	237,830
Real estate depreciation and amortization	72,196	44,152	264,245	152,313
Property-related	5,712	8,598	24,890	23,992
General and administrative	34,542	27,402	131,663	96,411
Total expenses	197,640	150,586	749,526	510,546
OTHER INCOME (EXPENSE)				
(Loss) gain on sale of real estate	(130)	41,498	(2,833)	41,560
Real estate impairment charges	-	(21,031)	(19,006)	(21,031)
Earnings from equity interests	5,154	4,416	20,417	16,051
Debt refinancing and unutilized financing costs	(27,569)	(1,233)	(28,180)	(6,106)
Other (including mark-to-market adjustments on equity securities)	2,717	1,152	(6,782)	(345)
Total other income (expense)	(19,828)	24,802	(36,384)	30,129
Income before income tax	116,338	130,654	463,328	373,780
Income tax (expense) benefit	(6,232)	(731)	(31,056)	2,621
Net income	**110,106**	**129,923**	**432,272**	**376,401**
Net income attributable to non-controlling interests	(222)	(285)	(822)	(1,717)
Net income attributable to MPT common stockholders	**$ 109,884**	**$ 129,638**	**$ 431,450**	**$ 374,684**
EARNINGS PER COMMON SHARE - BASIC AND DILUTED				
Net income attributable to MPT common stockholders	**$ 0.20**	**$ 0.26**	**$ 0.81**	**$ 0.87**
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	**537,003**	**493,593**	**529,239**	**427,075**
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	**538,351**	**494,893**	**530,461**	**428,299**
DIVIDENDS DECLARED PER COMMON SHARE	**$ 0.27**	**$ 0.26**	**$ 1.08**	**$ 1.02**

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2020 17

FINANCIAL STATEMENTS CONSOLIDATED BALANCE SHEETS (Amounts in thousands, except per share data) December 31, 2020 December 31, 2019 (Unaudited) (A) ASSETS Real estate assets Land, buildings and improvements, intangible lease assets, and other $ 12,078,927 $ 8,102,754 Investment in financing leases 2,010,922 2,060,302 Mortgage loans 248,080 1,275,022 Gross investment in real estate assets 14,337,929 11,438,078 Accumulated depreciation and amortization (833,529) (570,042) Net investment in real estate assets 13,504,400 10,868,036 Cash and cash equivalents 549,884 1,462,286 Interest and rent receivables 46,208 31,357 Straight-line rent receivables 490,462 334,231 Equity investments 1,123,623 926,990 Other loans 858,368 544,832 Other assets 256,069 299,599 Total Assets $ 16,829,014 $ 14,467,331 LIABILITIES AND EQUITY Liabilities Debt, net $ 8,865,458 $ 7,023,679 Accounts payable and accrued expenses 438,750 291,489 Deferred revenue 36,177 16,098 Obligations to tenants and other lease liabilities 144,772 107,911 Total Liabilities                  9,485,157                 7,439,177 Equity Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding - -Common stock, $0.001 par value. Authorized 750,000 shares; issued and outstanding - 541,419 shares at December 31, 2020 and 517,522 shares at December 31, 2019 541 518 Additional paid-in capital 7,461,503 7,008,199 Retained (deficit) earnings (71,411) 83,012 Accumulated other comprehensive loss (51,324) (62,905) Treasury shares, at cost (777) (777) Total Medical Properties Trust, Inc. Stockholders’ Equity 7,338,532 7,028,047 Non-controlling interests 5,325 107 Total Equity 7,343,857 7,028,154 Total Liabilities and Equity $ 16,829,014 $ 14,467,331 (A) Financials have been derived from the prior year audited financial statements. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2020 18

FINANCIAL STATEMENTS

UNCONSOLIDATED JOINT VENTURE INVESTMENTS

(As of and for the three months ended December 31, 2020)
(Unaudited)
($ amounts in thousands)

REAL ESTATE JOINT VENTURE DETAILS

		MPT Pro Rata Interest				
Operators	MPT Weighted Average Interest	Total Gross Assets	Third-Party Net Debt	Shareholder Loans	Total Revenues	Property-Related Expenses
HM Hospitales, IMED Hospitales, MEDIAN, Policlinico di Monza, Swiss Medical Network	57%	$ 2,550,942	$ 824,494	$ 368,328	$ 27,769	$ 1,209

PRO RATA TOTAL GROSS ASSETS BY COUNTRY



4%
9%
44%
43%
Switzerland
Germany
Spain
Italy

PRO RATA TOTAL GROSS ASSETS BY PROPERTY TYPE



43%
57%
General Acute Care Hospitals
Inpatient Rehabilitation Hospitals

JOINT VENTURE IMPACT

Income Statement Impact to MPT	Amounts	Financial Statement Location
Real estate joint venture income [1]	$ 5,154	Earnings from equity interests
Management fee revenue	$ 151	Interest and other income
Shareholder loan interest revenue	$ 4,611	Interest and other income

Balance Sheet Impact to MPT	Amounts	Financial Statement Location
Real estate joint venture investments	$ 897,882	Equity Investments
Other joint venture investments	225,741	Equity Investments
Total joint venture investments	$ 1,123,623	
Shareholder loans	$ 368,328	Other Loans

(1) Includes $5.7 million of straight-line revenue, $11.0 million of depreciation and amortization expense, and $8.4 million of interest expense on third-party debt and shareholder loans.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2020

19

1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 NYSE: MPW www.medicalpropertiestrust.com Contact: Drew Babin, Senior Managing Director of Corporate Communications (646) 884-9809 or dbabin@medicalpropertiestrust.com or Tim Berryman, Managing Director of Investor Relations (205) 397-8589 or tberryman@medicalpropertiestrust.com